SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                       ----------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                       ----------------------------------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 1996


                          Dime Community Bancorp, Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                         0-27782               11-3297463
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


209 Havemeyer Street, Brooklyn, New York                            11211
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (718) 782-6200


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.


(b)  PRO FORMA FINANCIAL INFORMATION

     The following financial statement presents the unaudited consolidated statement of condition of Dime Community Bancorp, Inc. and Subsidiary (the "Company") as of June 30, 1996, which includes the assets and liabilities acquired from Conestoga Bancorp, Inc. ("Conestoga"), and the audited consolidated statement of condition of the Company as of June 30, 1995. Since the acquisition of Conestoga occurred substantially at year end (June 26, 1996) a Pro Forma Combined Statement of Condition is not presented.

                  DIME COMMUNITY BANCORP, INC. AND SUBSIDIARY -
                      CONSOLIDATED STATEMENTS OF CONDITION
                             JUNE 30, 1996 AND 1995

                                                                                    (In Thousands)
                                                                              (Unaudited)
                                                                                  1996             1995
                                                                              -----------      -----------
                              ASSETS:
Cash and due from banks .................................................     $    17,055      $     6,807
Investment securities held to maturity (estimated market value of
 $43,428 and $51,254 at June 30, 1996 and June 30, 1995
  respectively) .........................................................          43,552           51,475
Investment securities available for sale:
 Bonds and notes (amortized cost of $338,141 and $42,350 at
  June 30, 1996 and June 30, 1995, respectively) ........................         338,089           42,349
 Marketable equity securities (historical cost of $2,977 and
  $3,304 at June 30, 1996 and June 30, 1995, respectively) ..............           3,205            3,070
Mortgage-backed securities held to maturity (estimated market value of $52,596 and $54,172 at June 30, 1996 and June 30, 1995
 respectively) ..........................................................          52,580           53,815
Mortgage-backed securities available for sale (amortized cost of
 $156,962 and $36,728 at June 30, 1996 and June 30, 1995,
 respectively) ..........................................................         157,361           37,733
Federal funds sold ......................................................         115,130           17,809
Loans
  Real estate ...........................................................         577,663          425,965
  Other loans ...........................................................           5,564            3,751
  Less allowance for loan losses ........................................          (7,812)          (5,174)
                                                                              -----------      -----------
Total loans, net ........................................................         575,415          424,542
                                                                              -----------      -----------
Loans held for sale .....................................................             459              138
Premises and fixed assets ...............................................          14,399            5,921
Federal Home Loan Bank of New York capital stock ........................           7,604            4,801
Other real estate owned, net ............................................           1,946            4,466
Goodwill ................................................................          27,903             --
Other assets ............................................................          17,123            9,813
                                                                              -----------      -----------
TOTAL ASSETS ............................................................     $ 1,371,821      $   662,739
                                                                              ===========      ===========
                       LIABILITIES AND EQUITY
LIABILITIES:
Due to depositors .......................................................     $   950,114      $   554,841
Escrow and other deposits ...............................................         141,732           12,109
Securities sold under agreements to repurchase ..........................          11,998            2,110
Federal Home Loan Bank of New York advances .............................          15,710           15,710
Payable for securities purchased ........................................          33,994             --
Accrued postretirement benefit obligation ...............................           2,381             --
Other liabilities .......................................................           2,821              902
                                                                              -----------      -----------
TOTAL LIABILITIES .......................................................       1,158,750          585,672
                                                                              -----------      -----------
COMMITMENTS AND CONTINGENCIES

EQUITY:
Preferred Stock ($0.01 par, 9,000,000 shares authorized, none outstanding
  at June 30, 1996 and 1995) ............................................            --               --
Common Stock ($0.01 par, 45,000,000 shares authorized, 14,547,500 shares
  outstanding at June 30, 1996, none outstanding at June 30, 1995) ......             145             --
Additional paid-in capital ..............................................         141,240             --
Employee Stock Ownership Plan ...........................................         (11,541)            --
Retained earnings .......................................................          82,916           76,651
Unrealized gain on securities available for sale, net of deferred taxes .             311              416
                                                                              -----------      -----------
TOTAL EQUITY ............................................................         213,071           77,067
                                                                              -----------      -----------
TOTAL LIABILITIES AND EQUITY ............................................     $ 1,371,821      $   662,739
                                                                              ===========      ===========

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

     The following Unaudited Pro Forma Combined Statement of Operations for the year ended June 30, 1996 reflects the Acquisition of Conestoga by the Company. Pro forma adjustments have been prepared assuming that the Acquisition was consummated as of July 1, 1995.

     The historical portion of the Unaudited Pro Forma Combined Statements of Operations for the year ended June 30, 1996 has been derived from the unaudited historical statement of operations of the Company for the year ended June 30, 1996 and the audited historical statement of operations of Conestoga for the year ended March 31, 1996.

     The financial statements have been prepared under the purchase method of accounting. Under purchase accounting, the acquired assets and liabilities of Conestoga are recognized at their fair value as of the date of the acquisition.

     The Pro Forma Combined Statement of Operations for the year ended June 30, 1996 does not purport to be indicative of the financial position or operating results which would have been achieved had the Acquisition been consummated as of July 1, 1995 and should not be construed as representative of future operating results. The pro forma adjustments are based upon available information and assumptions the Bank believes are reasonable under the circumstances.

              Unaudited Pro Forma Combined Statement of Operations
                        For the Year Ended June 30, 1996

                                         Dime
                                       Community          Conestoga      Purchase        Pro Forma       Note
                                      Bancorp,Inc.      Bancorp, Inc.   Adjustments       Combined     Reference
                                      ------------      -------------   -----------       --------     ---------
                                                                       (In thousands)
Interest income:
Loans.............................      $39,654            $ 9,069        $    58          $48,781         (1)
Investment securities.............        5,738              8,761             49           14,548         (1)
Mortgage backed securities........        5,927             12,383            (22)          18,288         (1)
Federal funds sold................        1,300              2,189             -             3,489
                                        -------            -------        -------          -------
Total interest income.............       52,619             32,402             85           85,106
Interest expense:
Deposits and escrow...............       22,508             17,084            168           39,760         (1)
Borrowed funds....................        1,008              1,209             -             2,217
                                        -------            -------        -------          -------
Total interest expense............       23,516             18,293            168           41,977
Net interest income...............       29,103             14,109            (83)          43,129
Provision for loan losses                 2,979                104             -             3,083
                                        -------            -------        -------          -------
Net interest income after
provision for loan losses.........       26,124             14,005            (83)          40,046
                                        -------            -------        -------          -------
Non-interest income:
Service charges and other fees....          911                568             -             1,479
Gain (loss) on sales of securities
and other assets..................          (30)             1,771             -             1,741
Net gain (loss) on sales of loans.           12                 -              -                12
Other.............................          482                251             -               733
                                         -------            -------        -------          -------
Total non-interest income.........        1,375              2,590             -             3,965
                                        -------            -------        -------          -------
Non-interest expense:
Salaries and employee benefits....        7,359              3,792         (1,497)           9,654         (2)
ESOP and RRP benefits.............          114              1,045          1,045)             114         (3)
Occupancy and equipment...........        1,775              1,454           (107)           3,122         (1)
Federal deposit insurance
premiums..........................          109                938             -             1,047
Data Processing...................          557                460             -             1,017
Amortization of goodwill..........           25                 -           2,325            2,350         (4)
Merger related expenses............          -                 842           (842)              -          (6)
Provision for losses on Other
real estate owned.................          586                 -              -               586
Other.............................        3,496              1,735           (231)           5,000         (5)
                                        -------            -------        -------          -------
Total non-interest expense........       14,021             10,266         (1,397)          22,890
                                        -------            -------        -------          -------
Income before income tax expense
and cumulative effect of
changes in accounting
principles........................       13,478              6,329          1,314           21,121
Income tax expense................        6,181              3,119          1,674           10,974         (7)
                                        -------            -------        -------          -------
Income before cumulative effect of
changes in accounting
principles........................      $ 7,297            $ 3,210        $  (360)         $10,147
                                        =======            =======        =======          =======

(Notes on following page)

          Notes to Unaudited Pro Forma Combined Statement of Operations
                              Amounts in Thousands


(1) Represents the amortization of the following adjustments to Conestoga's loan, investment securities, mortgage-backed securities, deposits and premises and equipment to new cost basis in purchase accounting.

                                         Total Purchase
                                           Accounting              Annual
     Item                                  Adjustment           Amortization
     ----                                  ----------           ------------
     Loans.............................     $  463                 $ 58
     Investment securities.............        249                   50
     Mortgage-backed
       securities......................       (112)                 (23)
     Deposits..........................        839                  168
     Premises and equipment............      4,288                  107


(2) To record reduction in employee salaries and benefits expense resulting from reductions in Conestoga staffing levels.

(3) To reflect the decrease in ESOP and RRP expense resulting from the termination of Conestoga plans.

(4) Represents amortization of goodwill of $27,903 acquired in the Acquisition over a period of 12 years.

(5)  To record the reductions in the following operating expenses:

            Directors' fees..............      $204
            Automobile Expense...........        27
                                               ----
                                               $231
                                               ====

(6) To reflect the elimination of attorney, consulting and accounting expenses incurred by Conestoga related to the merger transaction.

(7) To reflect the income tax effect of the adjustments described in Notes (1) through (6).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        Dime Community Bancorp, Inc.



                                        By:  /s/    Kenneth J. Mahon
                                             ---------------------------------
                                                    Kenneth J. Mahon
                                                Senior Vice President and
                                                 Chief Financial Officer


Dated: September 9, 1996